SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                         August 3, 2005 (July 28, 2005)



                          INHIBITON THERAPEUTICS, INC.

               (Exact Name of Registrant as Specified in Charter)


           Nevada                      333-57946               88-0448626
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                             7315 East Peakview Ave.
                               Englewood, CO 80111
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (303) 796-8940

                        -------------------------------

                             Organic Soils.com, Inc.
                 300 E. 54th Ave., Suite 202, Anchorage AK 99518
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


         On July 28, 2005, the Board of Directors of Inhibiton Therapeutics, Inc. (the "Registrant") appointed the registered independent public accounting firm of Cordovano and Honeck, LLP as independent accountants for the Registrant for the fiscal year ending January 31, 2006. Cordovano and Honeck served as to Inhibetex prior to its merger with Inhibiton.

         Hawkins Accounting was dismissed effective July 28, 2004, and notified of their dismissal on August 2, 2004. The decision to dismiss Hawkins accounting was made by the Registrant's board of directors.

         During the fiscal year ended December 31, 2004, and interim periods subsequent to December 31, 2004, there have been no disagreements with Hawkins Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         Hawkins Accounting's report on the financial statements for the year ended December 31, 2004, contained an opinion raising substantial doubt about the Registrant's ability to continue as a going concern. With the exception of the foregoing, the report of Hawkins Accounting contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant has requested that Hawkins Accounting furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. As of the filing of this Form 8-K, Hawkins Accounting has not provided the Registrant with a copy of the requested letter. Hawkins Accounting's letter to the SEC will be filed in an amendment to this Form 8-K upon receipt.

         During the two most recent fiscal years through July 28, 2005, the Registrant has not consulted with Cordovano and Honeck, P.C. regarding either
(i) the application of accounting principles to a specific transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements and neither a written report was provided to the Registrant nor oral advice was provided that Cordovano and Honeck concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304 (a)(1)(v) of Regulation S-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               None

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INHIBITON THERAPEUTICS, INC.


Date:  August 3, 2005                        By:      /S/ THOMAS B. OLSON
                                                  ---------------------------
                                                      Thomas B. Olson
                                                      Secretary





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